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                                                                   EXHIBIT 10.51

                            #2 Amendment to Lease
                                  Expansion

AMENDMENT. made this 27th day of April, 1998, between CORNERSTONE PROPERTIES I, LLC. having an office at 1720 So. Amphlett Blvd., Suite 110, San Mateo, California, 94402, "Lessor" and AVANT GO, Inc., having an office at 1650 So. Amphlett Blvd., Suite 114, San Mateo, California, 94402, "Lessor."

WHEREAS. CORNERSTONE PROPERTIES I, LLC, and BOMBADIER, SOFTWARE., entered into a Lease dated June 23, 1997 covering Suite 114 in the building 1650 South Amphlett Blvd, San Mateo, California, 94402, as the rental and upon the terms and conditions there ___ particularly set forth; and

WHEREAS BOMBADIER SOFTWARE IS NOW AVANT GO, INCORPORATED.

WHEREAS. Lessor and Lease are ___ of ascending said Lease in the manner set forth below.

SQUARE FOOTAGE: Lessor occupies 1,117 square feet in Suite 114 and 2,220 square feet in Suite 212. As of May 11, 1998. Leaser will have an additional 1,472 square feet in Suite 309 Exhibit "A" floor plan attached. The total leased square footage is 4,809.

LEASE TERM: The term for Suite 114 and 212 shall be from February 1, 1998 to July 31, 1998. The term for the expansion space Suite 309 shall be May 11, 1998 to May 31, 1999.

RENT SCHEDULE FOR EXPANSION:

Existing Space: Suite 114 and Suite 212, 3,237 square feet
----------------------------------------------------------
February 1, 1998 to July 31, 1998   $2.10 per square foot,    $7,002.00 per
month, full service
Expansion Space:  Suite 309, 1,472 square feet
----------------------------------------------
May 11, 1998 to May 31, 1999        $2.20 per square foot,    $3,238.000 per
month, full service

SECURITY DEPOSIT: Upon execution of this amendment, Lease shall increase the security deposit from $7,007.70 to $10,246.00. An increase in the amount of $3,239.00.

TENANT IMPROVEMENTS:
Costs paid by Lessor: Steam Clean carpet and Touch up paint in suite 309.

GENERAL TERMS: All other terms, coverage, provisions, and agreement of said Lease dated June 23, 1997 and subsequent Amendments shall remain to full force.

IN WITNESS WHEREOF, this amendment to Lease has been duly ___ by the parties hereto.


Dated: _______________  Lessor:  CORNERSTONE PROPERTIES I, LLC

                        By:      _____________________________
                                 Steve Kaufman

Dated: _______________  Lessor:  AVANTGO, INC.

                        By:      _____________________________
                                 Felix Lin


Exhibit "A" Attached